Exhibit 99.1

Third Quarter 2009 Supplemental Financial Report

Some of the enclosed information presented in this supplemental and on the Company’s October 27, 2009 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Risk Factors” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2008. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s October 27, 2009 conference call might not occur.

Kilroy Realty Corporation

Third Quarter 2009 Supplemental Financial Report

Table of Contents

Page
Corporate Data and Financial Highlights
Company Background	1
Financial Highlights	2
Common Stock Data	3
Consolidated Balance Sheets	4
Consolidated Statements of Operations	5
Funds From Operations and Funds Available for Distribution	6

Portfolio Data
Same Store Analysis	7
Stabilized Portfolio Occupancy Overview	8-12
Lease Commencement Information by Segment	13
Stabilized Portfolio Capital Expenditures	14
Lease Expiration Summary and Lease Expirations by Region	15-18
Top Fifteen Tenants	19
Dispositions	20

Development
In-Process and Committed Development Projects	21
Future Development Pipeline	22

Debt and Capitalization Data
Capital Structure	23
Debt Analysis	24-25

Non-GAAP Supplemental Measures	26-30

Kilroy Realty Corporation

Third Quarter 2009 Supplemental Financial Report

Company Background

Kilroy Realty Corporation (NYSE: KRC) owns, develops, and operates office and industrial real estate in Southern California. The Company operates as a self-administered real estate investment trust. As of September 30, 2009, the Company’s stabilized portfolio consisted of 92 office buildings and 41 industrial buildings, which encompassed an aggregate of 8.7 million and 3.7 million rentable square feet, respectively, and was 82.5% occupied.

Board of Directors		Senior Management		Investor Relations
John B. Kilroy, Sr.	Chairman	John B. Kilroy, Jr.	President and CEO	12200 W. Olympic Blvd., Suite 200
Edward F. Brennan, Ph.D.		Jeffrey C. Hawken	Executive VP and COO	Los Angeles, CA 90064
William P. Dickey		Richard E. Moran Jr.	Executive VP and CFO	(310) 481-8400
Scott S. Ingraham		John T. Fucci	Sr. VP Asset Management	Web: www.kilroyrealty.com
John B. Kilroy, Jr.		Tyler H. Rose	Sr. VP and Treasurer	E-mail: investorrelations@kilroyrealty.com
Dale F. Kinsella		Heidi R. Roth	Sr. VP and Controller
		Steve Scott	Sr. VP San Diego
		Justin W. Smart	Sr. VP Development

Equity Research Coverage
Bank of America Merrill Lynch		ISI Group
James Feldman	(646) 855-5808	Steve Sakwa	(212) 446-9462

Citigroup Investment Research		RBC Capital Markets
Michael Bilerman	(212) 816-1383	Dave Rodgers	(440) 715-2647

Credit Suisse Group		Robert W. Baird & Company
Steven Benyik	(212) 538-0239	David Aubuchon	(314) 863-4235

Friedman, Billings, Ramsey & Co., Inc.		Stifel, Nicolaus & Company
Wilkes Graham	(703) 312-9737	John W. Guinee III	(443) 224-1307

Green Street Advisors		UBS Investment Research
Michael Knott	(949) 640-8780	Ross T. Nussbaum	(212) 713-2484

Kilroy Realty Corporation is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Kilroy Realty Corporation’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Kilroy Realty Corporation or its management. Kilroy Realty Corporation does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Kilroy Realty Corporation

Third Quarter 2009 Supplemental Financial Report

Financial Highlights (1)

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008
INCOME ITEMS (Including Discontinued Operations):
Revenues	$68,494	$71,050	$72,512	$72,437	$77,100
Lease Termination Fees	94	983	612	242	5,033
Net Operating Income (2)	49,166	53,040	52,159	53,149	58,009
Capitalized Interest and Loan Costs	2,614	2,273	2,063	3,117	4,753
Net Income Available to Common Stockholders	8,111	9,117	7,577	4,522	12,037
EBITDA (2)(3)	42,005	46,235	45,176	42,654	48,233
Funds From Operations (2)(4)(5)	30,190	30,331	28,961	25,737	33,296
Funds Available for Distribution (2)(4)(5)	23,920	25,068	23,979	20,076	28,527
Net Income Available to Common Stockholders per common share – diluted	$0.17	$0.25	$0.23	$0.14	$0.37
Funds From Operations per common share – diluted	$0.66	$0.79	$0.82	$0.73	$0.95
Dividends per share	$0.350	$0.350	$0.580	$0.580	$0.580
RATIOS (Including Discontinued Operations):
Operating Margins	71.8%	74.7%	71.9%	73.4%	75.2%
Interest Coverage Ratio (6)	4.0x	4.2x	4.0x	3.2x	3.7x
Fixed Charge Coverage Ratio (7)	3.0x	3.1x	3.0x	2.5x	2.9x
FFO Payout Ratio (8)	52.0%	51.8%	69.7%	78.5%	60.7%
FAD Payout Ratio (9)	65.7%	62.7%	84.2%	100.7%	70.8%

	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008
ASSETS:
Real Estate Held for Investment before Depreciation	$2,504,916	$2,492,814	$2,485,427	$2,475,596	$2,456,737
Total Assets	2,079,002	2,087,582	2,103,498	2,102,918	2,102,422
CAPITALIZATION:
Total Debt (10)	$986,788	$998,944	$1,191,886	$1,172,456	$1,158,878
Total Preferred Equity and Noncontrolling Interests (10)	201,500	201,500	201,500	201,500	201,500
Total Common Equity and Noncontrolling Interests (10)	1,244,747	921,669	598,289	1,165,743	1,665,037
Total Market Capitalization (10)	2,433,035	2,122,113	1,991,675	2,539,699	3,025,415
Total Debt / Total Market Capitalization	40.6%	47.1%	59.9%	46.1%	38.2%
Total Debt and Preferred / Total Market Capitalization	48.9%	56.6%	70.0%	54.1%	44.9%

(1)	Results for all periods have been adjusted for the retroactive application of the new accounting pronouncements adopted by the Company on January 1, 2009.
(2)	Please refer to pages 26 and 27 for Management Statements on Net Operating Income, EBITDA, Funds From Operations and Funds Available for Distribution.
(3)	Please refer to page 29 for a reconciliation of GAAP Net Income Available to Common Stockholders to EBITDA.
(4)	Please refer to page 6 for a reconciliation of GAAP Net Income Available to Common Stockholders to Funds From Operations and Funds Available for Distribution.
(5)	Reported amounts are attributable to common stockholders and common unitholders.
(6)	Calculated as EBITDA divided by interest expense, excluding the noncash amortization of convertible debt discount.
(7)	Calculated as EBITDA divided by interest expense, excluding the noncash amortization of convertible debt discount, current year accrued preferred dividends and distributions on Cumulative Redeemable Preferred units.
(8)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders (excluding dividend equivalents accrued to restricted stock unitholders) divided by Funds From Operations.
(9)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders (excluding dividend equivalents accrued to restricted stock unitholders) divided by Funds Available for Distribution.
(10)	See “Capital Structure” on page 23.

Kilroy Realty Corporation

Third Quarter 2009 Supplemental Financial Report

Common Stock Data (NYSE: KRC)

	Three Months Ended
	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008
High Price	$30.75	$23.35	$32.83	$45.97	$52.30
Low Price	$18.67	$16.16	$15.40	$21.71	$42.37
Closing Price	$27.74	$20.54	$17.19	$33.46	$47.79
Dividends per share - annualized	$1.40	$1.40	$2.32	$2.32	$2.32
Closing common shares (in 000’s) (1)(2)	43,149	43,149	33,050	33,086	33,087
Closing common partnership units (in 000’s) (1)	1,723	1,723	1,754	1,754	1,754

	44,872	44,872	34,804	34,840	34,841

(1)	As of the end of the period.
(2)	In June 2009, the Company completed a public offering of 10,062,500 shares of its common stock.

Kilroy Realty Corporation

Third Quarter 2009 Supplemental Financial Report

Consolidated Balance Sheets (1)

(unaudited, $ in thousands)

	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008
ASSETS:
Land and improvements	$335,932	$335,932	$336,874	$336,874	$334,634
Buildings and improvements	1,909,876	1,901,647	1,896,972	1,889,833	1,863,240
Undeveloped land and construction in progress	259,108	255,235	251,581	248,889	258,863

Total real estate held for investment	2,504,916	2,492,814	2,485,427	2,475,596	2,456,737
Accumulated depreciation and amortization	(587,968)	(568,877)	(550,868)	(532,769)	(514,712)

Total real estate assets, net	1,916,948	1,923,937	1,934,559	1,942,827	1,942,025
Cash and cash equivalents	9,265	13,348	16,256	9,553	10,055
Restricted cash	2,936	591	728	672	1,503
Marketable securities	3,229	2,801	2,392	1,888	2,243
Current receivables, net	3,139	2,945	3,915	5,753	4,658
Deferred rent receivables, net	72,623	71,355	68,693	67,144	64,444
Notes receivable	10,716	10,753	10,789	10,824	10,870
Deferred leasing costs and acquisition-related intangibles, net	49,627	49,803	52,151	53,539	54,044
Deferred financing costs, net	4,393	5,250	5,281	5,883	6,456
Prepaid expenses and other assets, net	6,126	6,799	8,734	4,835	6,124

TOTAL ASSETS	$2,079,002	$2,087,582	$2,103,498	$2,102,918	$2,102,422

LIABILITIES, NONCONTROLLING INTERESTS AND EQUITY:
Liabilities:
Secured debt	$296,788	$300,944	$312,886	$316,456	$317,878
Exchangeable senior notes, net	398,347	434,132	431,988	429,892	427,805
Unsecured senior notes	144,000	144,000	144,000	144,000	144,000
Unsecured line of credit	126,000	94,000	275,000	252,000	237,000
Accounts payable, accrued expenses and other liabilities	42,565	32,365	41,506	55,066	58,938
Accrued distributions	17,133	17,129	21,732	21,421	21,422
Deferred revenue and acquisition-related liabilities	69,252	71,333	74,088	76,219	75,012
Rents received in advance and tenant security deposits	18,381	22,038	19,146	19,340	18,785

Total liabilities	1,112,466	1,115,941	1,320,346	1,314,394	1,300,840

Noncontrolling Interest:
7.45% Series A cumulative redeemable preferred units of the Operating Partnership	73,638	73,638	73,638	73,638	73,638
Equity:
Stockholders’ Equity
7.80% Series E Cumulative Redeemable Preferred stock	38,425	38,425	38,425	38,425	38,425
7.50% Series F Cumulative Redeemable Preferred stock	83,157	83,157	83,157	83,157	83,157
Common stock	431	431	331	331	331
Additional paid-in capital	904,043	901,747	707,421	700,122	697,663
Distributions in excess of earnings	(162,391)	(155,183)	(148,982)	(137,052)	(122,375)

Total stockholders’ equity	863,665	868,577	680,352	684,983	697,201

Noncontrolling Interest
Common units of the Operating Partnership	29,233	29,426	29,162	29,903	30,743

Total equity	892,898	898,003	709,514	714,886	727,944

TOTAL LIABILITIES, NONCONTROLLING INTERESTS AND EQUITY	$2,079,002	$2,087,582	$2,103,498	$2,102,918	$2,102,422

(1)	Results for all periods have been adjusted for the retroactive application of the new accounting pronouncements adopted by the Company on January 1, 2009.

Kilroy Realty Corporation

Third Quarter 2009 Supplemental Financial Report

Consolidated Statements of Operations (1)

(unaudited, $ in thousands, except per share amount)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2009	2008	% Change	2009	2008	% Change
REVENUES:
Rental income	$61,297	$64,405	(4.8%)	$186,959	$187,914	(0.5%)
Tenant reimbursements	6,843	7,256	(5.7%)	21,898	23,111	(5.2%)
Other property income	354	5,285	(93.3%)	3,198	6,046	(47.1%)

Total revenues	68,494	76,946	(11.0%)	212,055	217,071	(2.3%)

EXPENSES:
Property expenses	12,699	12,822	(1.0%)	37,611	36,180	4.0%
Real estate taxes	5,988	5,816	3.0%	18,260	16,115	13.3%
Provision for bad debts	243	9	2600.0%	395	3,668	(89.2%)
Ground leases	398	431	(7.7%)	1,227	1,226	0.1%
General and administrative expenses	7,662	9,627	(20.4%)	22,023	28,050	(21.5%)
Interest expense	10,926	10,941	(0.1%)	35,041	32,422	8.1%
Depreciation and amortization	21,968	20,646	6.4%	66,608	62,018	7.4%

Total expenses	59,884	60,292	(0.7%)	181,165	179,679	0.8%

OTHER INCOME (LOSS):
Interest income and other net investment gains (losses)	501	(149)	436.2%	1,074	192	459.4%
Gain on early extinguishment of debt	3,119	—	100.0%	3,119	—	100.0%

Total other income (loss)	3,620	(149)	2529.5%	4,193	192	2083.9%
INCOME FROM CONTINUING OPERATIONS	12,230	16,505	(25.9%)	35,083	37,584	(6.7%)
DISCONTINUED OPERATIONS:
Revenues from discontinued operations	—	154	(100.0%)	—	659	(100.0%)
Expenses from discontinued operations	—	(28)	(100.0%)	(224)	(84)	166.7%
Net gain on dispositions of discontinued operations	—	—	0.0%	2,485	234	962.0%

Total income from discontinued operations	—	126	(100.0%)	2,261	809	179.5%
NET INCOME	12,230	16,631	(26.5%)	37,344	38,393	(2.7%)
Net income attributable to noncontrolling common units of the Operating Partnership	(320)	(795)	(59.7%)	(1,144)	(1,688)	(32.2%)

NET INCOME ATTRIBUTABLE TO KILROY REALTY CORPORATION	11,910	15,836	(24.8%)	36,200	36,705	(1.4%)
PREFERRED DISTRIBUTIONS AND DIVIDENDS:
Distributions on noncontrolling cumulative redeemable preferred units of the Operating Partnership	(1,397)	(1,397)	0.0%	(4,191)	(4,191)	0.0%
Preferred dividends	(2,402)	(2,402)	0.0%	(7,206)	(7,206)	0.0%

Total preferred distributions and dividends	(3,799)	(3,799)	0.0%	(11,397)	(11,397)	0.0%

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$8,111	$12,037	(32.6%)	$24,803	$25,308	(2.0%)

Weighted average common shares outstanding - basic	42,935	32,339	32.8%	37,279	32,382	15.1%
Weighted average common shares outstanding - diluted	42,935	32,383	32.6%	37,297	32,411	15.1%
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS PER SHARE
Net income available to common stockholders per share - basic	$0.17	$0.37	(54.1%)	$0.64	$0.77	(16.9%)

Net income available to common stockholders per share - diluted	$0.17	$0.37	(54.1%)	$0.64	$0.77	(16.9%)

(1)	Results for all periods have been adjusted for the retroactive application of the new accounting pronouncements adopted by the Company on January 1, 2009.

Kilroy Realty Corporation

Third Quarter 2009 Supplemental Financial Report

Funds From Operations and Funds Available for Distribution (1)

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2009	2008	% Change	2009	2008	% Change
FUNDS FROM OPERATIONS: (2)
Net income available to common stockholders	$8,111	$12,037	(32.6%)	$24,803	$25,308	(2.0%)
Adjustments:
Net income attributable to noncontrolling common units of the Operating Partnership	320	795	(59.7%)	1,144	1,688	(32.2%)
Depreciation and amortization of real estate assets	21,759	20,464	6.3%	66,018	61,474	7.4%
Net gain on dispositions of discontinued operations	—	—	0.0%	(2,485)	(234)	962.0%

Funds From Operations (3)	$30,190	$33,296	(9.3%)	$89,480	$88,236	1.4%

Weighted average common shares/units outstanding - basic (4)	45,493	34,848	30.5%	39,779	34,923	13.9%
Weighted average common shares/units outstanding - diluted (4)	45,494	34,892	30.4%	39,797	34,952	13.9%
FFO per common share/unit - basic (3)	$0.66	$0.96	(30.5%)	$2.25	$2.53	(11.0%)

FFO per common share/unit - diluted (3)	$0.66	$0.95	(30.5%)	$2.25	$2.52	(10.9%)

FUNDS AVAILABLE FOR DISTRIBUTION: (2)
Funds From Operations (3)	$30,190	$33,296	(9.3%)	$89,480	$88,236	1.4%
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	(9,017)	(7,745)	16.4%	(18,697)	(19,392)	(3.6%)
Amortization of deferred revenue related to tenant improvements (5)	(2,289)	(5,125)	(55.3%)	(7,431)	(8,907)	(16.6%)
Net effect of straight-line rents (6)	(1,266)	2,110	(160.0%)	(5,479)	2,902	(288.8%)
Amortization of other deferred revenue, net (7)	158	186	(15.1%)	(951)	183	(619.7%)
Amortization of above/below market rents (8)	(49)	(149)	(67.1%)	(349)	(484)	(27.9%)
Noncash amortization of convertible debt discount, net (9)	1,474	1,245	18.4%	4,629	3,625	27.7%
Additional cash gain on early extinguishment of debt (10)	1,549	—	100.0%	1,549	—	100.0%
Amortization of deferred financing costs and debt discount	799	566	41.2%	2,300	1,645	39.8%
Noncash amortization of share-based compensation awards	2,371	4,143	(42.8%)	7,914	11,372	(30.4%)

Funds Available for Distribution (3)	$23,920	$28,527	(16.1%)	$72,965	$79,180	(7.8%)

(1)	Results for all periods have been adjusted for the retroactive application of new accounting pronouncements which were adopted by the Company effective January 1, 2009.
(2)	See page 27 for Management Statements on Funds From Operations and Funds Available for Distribution.
(3)	Reported amounts are attributable to common shareholders and unitholders.
(4)	Calculated based on weighted average shares outstanding including participating share-based awards and assuming the exchange of all common limited partnership units outstanding.
(5)	Represents revenue recognized during the period as a result of the amortization of deferred revenue recorded for tenant-funded tenant improvements.
(6)	Represents the straight-line rent income recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases and the provision for bad debts recorded for deferred rent receivable balances.
(7)	Represents amortization of deferred revenue related to cash received prior to revenue recognition in connection with tenants’ contractual lease obligations, net of such amounts received.
(8)	Represents the adjustment related to the acquisition of buildings with above/below market rents.
(9)	Represents the amortization of the noncash debt discount on the Company’s exchangeable senior notes due to the adoption of the new convertible debt accounting pronouncement on January 1, 2009, net of amounts capitalized.
(10)	Represents the difference between the cash gain of approximately $4.7 million and the GAAP gain on early extinguishment of debt of approximately $3.1 million related to the Company’s repurchase of its exchangeable senior notes.

Kilroy Realty Corporation

Third Quarter 2009 Supplemental Financial Report

Same Store Analysis (1)

(unaudited, $ in thousands)

Same Store Analysis (GAAP Basis)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2009	2008	% Change	2009	2008	% Change
Total Same Store Portfolio
Number of properties	127	127		127	127
Square Feet	11,744,706	11,744,706		11,744,706	11,744,706
Percent of Stabilized Portfolio	95.4%	96.1%		95.4%	96.1%
Average Occupancy	85.0%	93.1%		86.5%	94.3%
Operating Revenues:
Rental income	$56,019	$62,227	(10.0%)	$171,349	$184,215	(7.0%)
Tenant reimbursements	6,270	7,006	(10.5%)	20,213	22,285	(9.3%)
Other property income	343	5,235	(93.4%)	3,159	5,993	(47.3%)

Total operating revenues	62,632	74,468	(15.9%)	194,721	212,493	(8.4%)

Operating Expenses:
Property expenses	12,049	12,502	(3.6%)	35,521	35,938	(1.2%)
Real estate taxes	5,309	5,496	(3.4%)	16,059	15,617	2.8%
Provision for bad debts	242	8	2,925.0%	395	3,668	(89.2%)
Ground leases	397	430	(7.7%)	1,223	1,222	0.1%

Total operating expenses	17,997	18,436	(2.4%)	53,198	56,445	(5.8%)

GAAP Net Operating Income	$44,635	$56,032	(20.3%)	$141,523	$156,048	(9.3%)

Same Store Analysis (Cash Basis) (2)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2009	2008	% Change	2009	2008	% Change
Total operating revenues	$60,227	$72,413	(16.8%)	$185,133	$203,822	(9.2%)
Total operating expenses	17,755	18,428	(3.7%)	52,803	52,777	0.0%

Cash Net Operating Income	$42,472	$53,985	(21.3%)	$132,330	$151,045	(12.4%)

Same Store Analysis Excluding Lease Termination Fees

	Three Months Ended September 30,			Nine Months Ended September 30,
	2009	2008	% Change	2009	2008	% Change
GAAP Net Operating Income	$44,541	$50,999	(12.7%)	$139,834	$150,720	(7.2%)
Cash Net Operating Income	$42,366	$44,533	(4.9%)	$128,914	$141,346	(8.8%)

(1)	Same store defined as all stabilized properties owned as of January 1, 2008 and still owned and in the stabilized portfolio as of September 30, 2009.

(2)	Please refer to page 28 for a reconciliation of the Same Store measures on this page to Net income Available to Common Stockholders.

Kilroy Realty Corporation

Third Quarter 2009 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	# of Buildings	Portfolio Breakdown		Total Square Feet	Occupancy at: (1)
		NOI (2)	Sq. Ft.		9/30/2009	6/30/2009	12/31/2008
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	25	27.8%	24.4%	3,006,509	88.7%	89.0%	92.1%
San Diego	57	56.5%	40.8%	5,027,371	78.2%	80.9%	83.1%
Orange County	5	0.9%	2.3%	277,340	52.5%	61.3%	67.9%
Other	5	2.5%	2.8%	346,439	93.8%	92.8%	94.2%

Subtotal	92	87.7%	70.3%	8,657,659	81.6%	83.5%	86.2%

Industrial:
Los Angeles	1	1.2%	1.6%	192,053	100.0%	100.0%	100.0%
Orange County	40	11.1%	28.1%	3,462,410	83.7%	89.7%	96.1%

Subtotal	41	12.3%	29.7%	3,654,463	84.6%	90.2%	96.3%

OCCUPANCY BY REGION:
Los Angeles	26	29.0%	26.0%	3,198,562	89.4%	89.6%	92.6%
San Diego	57	56.5%	40.8%	5,027,371	78.2%	80.9%	83.1%
Orange County	45	12.0%	30.4%	3,739,750	81.4%	87.6%	94.1%
Other	5	2.5%	2.8%	346,439	93.8%	92.8%	94.2%

TOTAL STABILIZED PORTFOLIO	133	100.0%	100.0%	12,312,122	82.5%	85.5%	89.2%

REENTITLEMENT PROPERTY:
Industrial:
Orange County (17150 Von Karman)	1			157,458

TOTAL PORTFOLIO	134			12,469,580

AVERAGE OCCUPANCY - STABILIZED PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	82.9%	88.3%	84.5%
Year-to-Date	84.1%	90.4%	86.0%

AVERAGE OCCUPANCY - SAME STORE PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	83.4%	88.3%	85.0%
Year-to-Date	84.8%	90.4%	86.5%

(1)	Occupancy percentages reported are based on the Company’s stabilized portfolio for the period presented.

(2)	Percentage of year-to-date Net Operating Income excluding Other Property Income.

Kilroy Realty Corporation

Third Quarter 2009 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	Square Feet	Occupancy
Office:
Los Angeles, California
23925 Park Sorrento	Calabasas	11,789	100.0%
23975 Park Sorrento	Calabasas	100,592	64.5%
24025 Park Sorrento	Calabasas	102,264	100.0%
26541 Agoura Road	Calabasas	91,327	0.0%
2240 E. Imperial Highway	El Segundo	122,870	100.0%
2250 E. Imperial Highway	El Segundo	293,261	96.5%
2260 E. Imperial Highway	El Segundo	286,151	100.0%
909 Sepulveda Boulevard	El Segundo	241,607	93.9%
999 Sepulveda Boulevard	El Segundo	127,901	97.0%
3750 Kilroy Airport Way	Long Beach	10,457	100.0%
3760 Kilroy Airport Way	Long Beach	165,278	96.1%
3780 Kilroy Airport Way	Long Beach	219,745	89.9%
3800 Kilroy Airport Way	Long Beach	192,476	100.0%
3840 Kilroy Airport Way	Long Beach	136,026	100.0%
3880 Kilroy Airport Way	Long Beach	98,243	100.0%
3900 Kilroy Airport Way	Long Beach	126,840	79.2%
12100 W. Olympic Boulevard	Los Angeles	150,167	100.0%
12200 W. Olympic Boulevard	Los Angeles	150,302	94.7%
12312 W. Olympic Boulevard	Los Angeles	78,000	100.0%
1633 26th Street	Santa Monica	44,915	100.0%
2100 Colorado Avenue	Santa Monica	94,844	0.0%
3130 Wilshire Boulevard	Santa Monica	88,339	78.4%
501 Santa Monica Boulevard	Santa Monica	73,115	89.3%

Total Los Angeles Office		3,006,509	88.7%

Kilroy Realty Corporation

Third Quarter 2009 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	Square Feet	Occupancy
Office:
San Diego, California
12225 El Camino Real	Del Mar	60,148	24.5%
12235 El Camino Real	Del Mar	54,673	100.0%
12340 El Camino Real	Del Mar	87,405	100.0%
12390 El Camino Real	Del Mar	72,332	100.0%
12348 High Bluff Drive	Del Mar	38,710	100.0%
12400 High Bluff Drive	Del Mar	208,464	100.0%
3579 Valley Centre Drive	Del Mar	52,375	0.0%
3611 Valley Centre Drive	Del Mar	130,178	95.6%
3661 Valley Centre Drive	Del Mar	129,752	100.0%
3721 Valley Centre Drive	Del Mar	114,780	100.0%
3811 Valley Centre Drive	Del Mar	112,067	100.0%
6200 Greenwich Drive	Governor Park	71,000	100.0%
6220 Greenwich Drive	Governor Park	141,214	0.0%
15051 Avenue of Science	I-15 Corridor	70,617	100.0%
15073 Avenue of Science	I-15 Corridor	46,759	100.0%
15231 Avenue of Science	I-15 Corridor	65,638	0.0%
15253 Avenue of Science	I-15 Corridor	37,437	0.0%
15333 Avenue of Science	I-15 Corridor	78,880	0.0%
15378 Avenue of Science	I-15 Corridor	68,910	100.0%
15004 Innovation Drive	I-15 Corridor	150,801	100.0%
15435 Innovation Drive	I-15 Corridor	51,500	0.0%
15445 Innovation Drive	I-15 Corridor	51,500	0.0%
13280 S. Evening Creek Drive	I-15 Corridor	42,971	46.5%
13290 S. Evening Creek Drive	I-15 Corridor	61,176	0.0%
13480 Evening Creek Drive North	I-15 Corridor	149,817	100.0%
13500 Evening Creek Drive North	I-15 Corridor	142,742	100.0%
13520 Evening Creek Drive North	I-15 Corridor	141,486	83.8%
7525 Torrey Santa Fe	56 Corridor	103,979	100.0%
7535 Torrey Santa Fe	56 Corridor	130,243	100.0%
7545 Torrey Santa Fe	56 Corridor	130,354	100.0%
7555 Torrey Santa Fe	56 Corridor	101,236	100.0%
10020 Pacific Mesa Boulevard	Sorrento Mesa	318,000	100.0%
4921 Directors Place	Sorrento Mesa	55,500	0.0%
4939 Directors Place	Sorrento Mesa	60,662	100.0%
4955 Directors Place	Sorrento Mesa	76,246	100.0%
5005 Wateridge Vista Drive	Sorrento Mesa	61,460	0.0%
5010 Wateridge Vista Drive	Sorrento Mesa	111,318	0.0%
10243 Genetic Center Drive	Sorrento Mesa	102,875	0.0%
6055 Lusk Avenue	Sorrento Mesa	93,000	100.0%
6260 Sequence Drive	Sorrento Mesa	130,536	100.0%
6290 Sequence Drive	Sorrento Mesa	90,000	100.0%
6310 Sequence Drive	Sorrento Mesa	62,415	100.0%
6340 Sequence Drive	Sorrento Mesa	66,400	100.0%
6350 Sequence Drive	Sorrento Mesa	132,600	100.0%
10390 Pacific Center Court	Sorrento Mesa	68,400	100.0%
10394 Pacific Center Court	Sorrento Mesa	59,630	100.0%
10398 Pacific Center Court	Sorrento Mesa	43,645	100.0%
10421 Pacific Center Court	Sorrento Mesa	79,871	0.0%
10445 Pacific Center Court	Sorrento Mesa	48,709	100.0%
10455 Pacific Center Court	Sorrento Mesa	90,000	100.0%
10350 Barnes Canyon	Sorrento Mesa	38,018	100.0%
10120 Pacific Heights	Sorrento Mesa	52,540	100.0%
5717 Pacific Center Boulevard	Sorrento Mesa	67,995	100.0%
4690 Executive Drive	University Towne Center	47,212	88.3%
9455 Towne Center Drive	University Towne Center	45,195	0.0%
9785 Towne Center Drive	University Towne Center	75,534	100.0%
9791 Towne Center Drive	University Towne Center	50,466	100.0%

Total San Diego Office		5,027,371	78.2%

Kilroy Realty Corporation

Third Quarter 2009 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	Square Feet	Occupancy
Office:
Orange County, California
4175 E. La Palma Avenue	Anaheim	43,263	95.1%
8101 Kaiser Boulevard	Anaheim	59,790	100.0%
601 Valencia Avenue	Brea	60,891	0.0%
603 Valencia Avenue	Brea	45,900	10.1%
111 Pacifica	Irvine Spectrum	67,496	59.1%

Total Orange County Office		277,340	52.5%

Other
5151 Camino Ruiz	Camarillo	187,861	89.4%
5153 Camino Ruiz	Camarillo	38,655	100.0%
5155 Camino Ruiz	Camarillo	38,856	100.0%
2829 Townsgate Road	Thousand Oaks	81,067	98.1%

Total Other Office		346,439	93.8%

Total Office		8,657,659	81.6%

Industrial:
Los Angeles, California
2031 E. Mariposa Avenue	El Segundo	192,053	100.0%

Total Los Angeles Industrial		192,053	100.0%

Kilroy Realty Corporation

Third Quarter 2009 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	Square Feet	Occupancy
Industrial:
Orange County, California
1000 E. Ball Road	Anaheim	100,000	100.0%
1230 S. Lewis Road	Anaheim	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	84,185	100.0%
3125 E. Coronado Street	Anaheim	144,000	0.0%
3130/3150 Miraloma Avenue	Anaheim	144,000	100.0%
3250 E. Carpenter Avenue	Anaheim	41,225	100.0%
3340 E. La Palma Avenue	Anaheim	153,320	0.0%
3355 E. La Palma Avenue	Anaheim	98,200	100.0%
4123 E. La Palma Avenue	Anaheim	70,863	100.0%
4155 E. La Palma Avenue	Anaheim	74,618	88.8%
5115 E. La Palma Avenue	Anaheim	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	110,487	100.0%
1145 N. Ocean Boulevard	Anaheim	65,447	100.0%
1201 N. Miller Street	Anaheim	119,612	100.0%
1211 N. Miller Street	Anaheim	200,646	100.0%
1231 N. Miller Street	Anaheim	113,242	0.0%
660 N. Puente Street	Brea	51,567	100.0%
950 W. Central Avenue	Brea	24,000	100.0%
1050 W. Central Avenue	Brea	30,000	80.0%
1150 W. Central Avenue	Brea	30,000	100.0%
895 Beacon Street	Brea	54,795	100.0%
955 Beacon Street	Brea	37,916	100.0%
1125 Beacon Street	Brea	49,178	100.0%
925 Lambert Road	Brea	80,000	100.0%
1075 Lambert Road	Brea	98,811	100.0%
1675 MacArthur Boulevard	Costa Mesa	50,842	100.0%
25902 Towne Center Drive	Foothill Ranch	309,685	100.0%
12681 / 12691 Pala Drive	Garden Grove	84,700	100.0%
7421 Orangewood Avenue	Garden Grove	82,602	100.0%
7091 Belgrave Avenue	Garden Grove	70,000	57.1%
12271 Industry Street	Garden Grove	20,000	75.0%
12311 Industry Street	Garden Grove	25,000	100.0%
7261 Lampson Avenue	Garden Grove	47,092	100.0%
12472 Edison Way	Garden Grove	55,576	100.0%
12442 Knott Street	Garden Grove	58,303	100.0%
2055 S.E. Main Street	Irvine	47,583	100.0%
1951 E. Carnegie Avenue	Santa Ana	100,000	100.0%
2525 Pullman Street	Santa Ana	103,380	0.0%
14831 Franklin Avenue	Tustin	36,256	100.0%
2911 Dow Avenue	Tustin	51,410	100.0%

Total Orange County Industrial		3,462,410	83.7%

Total Industrial		3,654,463	84.6%

Kilroy Realty Corporation

Third Quarter 2009 Supplemental Financial Report

Lease Commencement Information by Segment

For Leases That Commenced During the Three Months Ended September 30, 2009

	1st & 2nd Generation				2nd Generation
	# of Leases (1)		Square Feet (1)		TI/LC	Maintenance Capex Per	Changes in	Changes in Cash	Retention	Weighted Average Lease
	New	Renewal	New	Renewal	Per Sq.Ft. (2)	Sq.Ft. (3)	Rents (4)	Rents (5)	Rates (6)	Term (Mo.)
Office	12	14	53,416	230,936	$30.49	$0.13	14.7%	5.2%	47.2%	66
Industrial	1	1	4,000	98,200	2.06	0.23	43.2%	7.6%	96.1%	117

Total	13	15	57,416	329,136	$22.98	$0.16	17.4%	5.4%	55.7%	80

For Leases That Commenced During the Nine Months Ended September 30, 2009

	1st & 2nd Generation				2nd Generation
	# of Leases (1)		Square Feet (1)		TI/LC	Maintenance Capex Per	Changes in	Changes in Cash	Retention	Weighted Average Lease
	New	Renewal	New	Renewal	Per Sq.Ft. (2)	Sq.Ft. (3)	Rents (4)	Rents (5)	Rates (6)	Term (Mo.)
Office	25	34	155,356	473,316	$22.57	$0.47	11.8%	6.1%	53.9%	58
Industrial	3	5	109,000	436,735	3.66	0.34	17.4%	1.1%	55.1%	79

Total	28	39	264,356	910,051	$13.78	$0.44	12.9%	5.0%	54.5%	68

(1)	Represents leasing activity for leases that commenced during the period shown, including first and second generation space, net of month-to-month leases. Excludes leasing on new construction.

(2)	Amounts exclude tenant-funded tenant improvements.

(3)	Calculated over entire stabilized portfolio.

(4)	Calculated as the change between GAAP rents for new/renewed leases and the expiring GAAP rents for the same space. Excludes leases for which the space was vacant longer than one year.

(5)	Calculated as the change between stated rents for new/renewed leases and the expiring stated rents for the same space. Excludes leases for which the space was vacant longer than one year.

(6)	Calculated as the percentage of space either renewed or expanded into by existing tenants or subtenants at lease expiration.

Kilroy Realty Corporation

Third Quarter 2009 Supplemental Financial Report

Stabilized Portfolio Capital Expenditures

($ in thousands)

Nonrecurring Capital Expenditures:
	Q1 2009	Q2 2009	Q3 2009	YTD 2009
Capital Improvements	$1,404	$2,968	$881	$5,253
Tenant Improvements & Leasing Commissions	—	—	—	—

Total	$1,404	$2,968	$881	$5,253

Recurring Capital Expenditures:
	Q1 2009	Q2 2009	Q3 2009	YTD 2009
Capital Improvements
Office	$1,522	$1,416	$1,127	$4,065
Industrial	425	12	854	1,291

	1,947	1,428	1,981	5,356
Tenant Improvements & Leasing Commissions (1)
Office	1,764	3,161	7,021	11,946
Industrial	1,148	232	15	1,395

	2,912	3,393	7,036	13,341
Total
Office	3,286	4,577	8,148	16,011
Industrial	1,573	244	869	2,686

	$4,859	$4,821	$9,017	$18,697

(1)	Represents costs incurred for leasing activity during the period shown. Amounts exclude tenant-funded tenant improvements.

Kilroy Realty Corporation

Third Quarter 2009 Supplemental Financial Report

Lease Expiration Summary Schedule (1)

($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet	% of Total Leased Sq. Ft.	Annualized Base Rent (2)	% of Total Annualized Base Rent (2)	Annualized Rent per Sq. Ft. (2)
OFFICE:
Remainder of 2009	12	87,784	1.3%	$2,188	1.1%	$24.92
2010	80	1,225,330	17.6%	30,457	15.2%	24.86
2011	54	525,100	7.5%	10,951	5.5%	20.86
2012	53	674,187	9.7%	17,928	8.9%	26.59
2013	41	567,488	8.1%	14,153	7.1%	24.94
2014	36	944,449	13.5%	23,835	11.9%	25.24
2015	23	553,967	7.9%	16,396	8.2%	29.60
2016	7	159,552	2.3%	3,709	1.9%	23.25
2017	14	1,116,946	16.0%	30,938	15.4%	27.70
2018	16	642,909	9.2%	29,310	14.6%	45.59
2019 and beyond	7	478,243	6.9%	20,530	10.2%	42.93

Subtotal	343	6,975,955	100.0%	$200,395	100.0%	$28.73

INDUSTRIAL:
Remainder of 2009	2	40,266	1.3%	$295	1.2%	$7.33
2010	13	367,112	11.9%	3,003	11.7%	8.18
2011	13	382,605	12.4%	3,433	13.4%	8.97
2012	10	451,672	14.6%	3,057	11.9%	6.77
2013	5	586,508	19.0%	4,302	16.8%	7.33
2014	9	466,578	15.1%	3,743	14.6%	8.02
2015	5	312,299	10.1%	2,418	9.4%	7.74
2016	2	233,278	7.5%	3,274	12.8%	14.03
2017	—	—	—	—	—	—
2018	1	82,602	2.7%	643	2.5%	7.78
2019 and beyond	2	168,200	5.4%	1,467	5.7%	8.72

Subtotal	62	3,091,120	100.0%	$25,635	100.0%	$8.29

TOTAL PORTFOLIO:
Remainder of 2009	14	128,050	1.3%	$2,483	1.1%	$19.39
2010	93	1,592,442	15.8%	33,460	14.8%	21.01
2011	67	907,705	9.0%	14,384	6.4%	15.85
2012	63	1,125,859	11.2%	20,985	9.3%	18.64
2013	46	1,153,996	11.5%	18,455	8.2%	15.99
2014	45	1,411,027	14.0%	27,578	12.2%	19.54
2015	28	866,266	8.6%	18,814	8.3%	21.72
2016	9	392,830	3.9%	6,983	3.1%	17.78
2017	14	1,116,946	11.1%	30,938	13.7%	27.70
2018	17	725,511	7.2%	29,953	13.3%	41.29
2019 and beyond	9	646,443	6.4%	21,997	9.6%	34.03

Total	405	10,067,075	100.0%	$226,030	100.0%	$22.45

(1)	The information presented reflects leasing activity through September 30, 2009. For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space as of September 30, 2009.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Third Quarter 2009 Supplemental Financial Report

Lease Expiration Schedule Detail by Region (1)

($ in thousands)

Year of Expiration	Los Angeles County						Orange County
	# of Expiring Leases	Total Square Feet	% of Total Regional Sq. Ft.	Annualized Base Rent (2)	% of Total Annualized Base Rent (2)	Annualized Rent per Sq. Ft. (2)	# of Expiring Leases	Total Square Feet	% of Total Regional Sq. Ft.	Annualized Base Rent (2)	% of Total Annualized Base Rent (2)	Annualized Rent per Sq. Ft. (2)
OFFICE:
Remainder of 2009	9	81,720	3.1%	$2,030	2.8%	$24.84	2	4,534	3.3%	$113	3.7%	$24.92
2010	54	824,422	31.7%	19,695	27.3%	23.89	8	18,154	13.3%	425	13.8%	23.41
2011	37	228,446	8.8%	6,612	9.2%	28.94	6	17,179	12.6%	400	12.9%	23.28
2012	34	192,841	7.4%	5,291	7.3%	27.44	8	42,569	31.2%	1,046	33.9%	24.57
2013	32	281,450	10.8%	7,341	10.2%	26.08	2	6,258	4.6%	142	4.6%	22.69
2014	23	489,662	18.8%	13,802	19.1%	28.19	5	13,991	10.2%	247	8.0%	17.65
2015	10	204,086	7.8%	6,414	8.9%	31.43	2	33,908	24.8%	717	23.1%	21.15
2016	6	69,552	2.7%	2,597	3.6%	37.34	—	—	—	—	—	—
2017	2	26,024	1.0%	874	1.2%	33.58	—	—	—	—	—	—
2018	3	35,140	1.3%	1,196	1.7%	34.04	—	—	—	—	—	—
2019 and beyond	2	170,596	6.6%	6,348	8.7%	37.21	—	—	—	—	—	—

Subtotal	212	2,603,939	100.0%	$72,200	100.0%	$27.73	33	136,593	100.0%	$3,090	100.0%	$22.62

INDUSTRIAL:
Remainder of 2009	—	—	—	—	—	—	2	40,266	1.4%	$295	1.3%	7.33
2010	—	—	—	—	—	—	13	367,112	12.7%	3,003	13.2%	8.18
2011	—	—	—	—	—	—	13	382,605	13.2%	3,433	15.1%	8.97
2012	—	—	—	—	—	—	10	451,672	15.6%	3,057	13.5%	6.77
2013	—	—	—	—	—	—	5	586,508	20.2%	4,302	19.0%	7.33
2014	—	—	—	—	—	—	9	466,578	16.1%	3,743	16.5%	8.02
2015	—	—	—	—	—	—	5	312,299	10.8%	2,418	10.7%	7.74
2016	1	192,053	100.0%	2,960	100.0%	15.41	1	41,225	1.4%	314	1.4%	7.62
2017	—	—	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	1	82,602	2.8%	643	2.8%	7.78
2019 and beyond	—	—	—	—	—	—	2	168,200	5.8%	1,467	6.5%	8.72

Subtotal	1	192,053	100.0%	$2,960	100.0%	$15.41	61	2,899,067	100.0%	$22,675	100.0%	$7.82

TOTAL PORTFOLIO:
Remainder of 2009	9	81,720	2.9%	$2,030	2.7%	24.84	4	44,800	1.5%	$408	1.6%	9.11
2010	54	824,422	29.5%	19,695	26.2%	23.89	21	385,266	12.7%	3,428	13.3%	8.90
2011	37	228,446	8.2%	6,612	8.8%	28.94	19	399,784	13.2%	3,833	14.9%	9.59
2012	34	192,841	6.9%	5,291	7.0%	27.44	18	494,241	16.3%	4,103	15.9%	8.30
2013	32	281,450	10.1%	7,341	9.8%	26.08	7	592,766	19.5%	4,444	17.2%	7.50
2014	23	489,662	17.5%	13,802	18.4%	28.19	14	480,569	15.8%	3,990	15.5%	8.30
2015	10	204,086	7.3%	6,414	8.5%	31.43	7	346,207	11.4%	3,135	12.2%	9.06
2016	7	261,605	9.4%	5,557	7.4%	21.24	1	41,225	1.4%	314	1.2%	7.62
2017	2	26,024	0.9%	874	1.2%	33.58	—	—	—	—	—	—
2018	3	35,140	1.3%	1,196	1.6%	34.04	1	82,602	2.7%	643	2.5%	7.78
2019 and beyond	2	170,596	6.0%	6,348	8.4%	37.21	2	168,200	5.5%	1,467	5.7%	8.72

Total	213	2,795,992	100.0%	$75,160	100.0%	$26.88	94	3,035,660	100.0%	$25,765	100.0%	$8.49

(1)	The information presented reflects leasing activity through September 30, 2009. For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space as of September 30, 2009.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Third Quarter 2009 Supplemental Financial Report

Lease Expiration Schedule Detail by Region (1)

($ in thousands)

Year of Expiration	San Diego County						Other
	# of Expiring Leases	Total Square Feet	% of Total Regional Sq. Ft.	Annualized Base Rent (2)	% of Total Annualized Base Rent (2)	Annualized Rent per Sq. Ft. (2)	# of Expiring Leases	Total Square Feet	% of Total Regional Sq. Ft.	Annualized Base Rent (2)	% of Total Annualized Base Rent (2)	Annualized Rent per Sq. Ft. (2)
OFFICE:
Remainder of 2009	—	—	—	—	—	—	1	1,530	0.5%	$45	0.8%	$29.41
2010	14	329,047	8.4%	9,132	7.6%	27.75	4	53,707	16.6%	1,205	21.9%	22.44
2011	4	68,744	1.8%	1,464	1.2%	21.30	7	210,731	65.0%	2,475	45.0%	11.74
2012	10	433,227	11.1%	11,397	9.5%	26.31	1	5,550	1.7%	194	3.5%	34.95
2013	7	279,780	7.2%	6,670	5.6%	23.84	—	—	—	—	—	—
2014	7	434,037	11.1%	9,565	8.0%	22.04	1	6,759	2.1%	221	4.0%	32.70
2015	5	270,213	6.9%	7,906	6.6%	29.26	6	45,760	14.1%	1,359	24.8%	29.70
2016	1	90,000	2.3%	1,112	0.9%	12.36	—	—	—	—	—	—
2017	12	1,090,922	27.9%	30,064	25.1%	27.56	—	—	—	—	—	—
2018	13	607,769	15.5%	28,114	23.5%	46.26	—	—	—	—	—	—
2019 and beyond	5	307,647	7.8%	14,182	12.0%	46.10	—	—	—	—	—	—

Subtotal	78	3,911,386	100.0%	$119,606	100.0%	$30.58	20	324,037	100.0%	$5,499	100.0%	$16.97

INDUSTRIAL:
Remainder of 2009	—	—	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—	—	—
2017	—	—	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—	—	—
2019 and beyond	—	—	—	—	—	—	—	—	—	—	—	—

Subtotal	—	—	—	—	—	—	—	—	—	—	—	—

TOTAL PORTFOLIO:
Remainder of 2009	—	—	—	—	—	—	1	1,530	0.5%	$45	0.8%	$29.41
2010	14	329,047	8.4%	9,132	7.6%	27.75	4	53,707	16.6%	1,205	21.9%	22.44
2011	4	68,744	1.8%	1,464	1.2%	21.30	7	210,731	65.0%	2,475	45.0%	11.74
2012	10	433,227	11.1%	11,397	9.5%	26.31	1	5,550	1.7%	194	3.5%	34.95
2013	7	279,780	7.2%	6,670	5.6%	23.84	—	—	—	—	—	—
2014	7	434,037	11.1%	9,565	8.0%	22.04	1	6,759	2.1%	221	4.0%	32.70
2015	5	270,213	6.9%	7,906	6.6%	29.26	6	45,760	14.1%	1,359	24.8%	29.70
2016	1	90,000	2.3%	1,112	0.9%	12.36	—	—	—	—	—	—
2017	12	1,090,922	27.9%	30,064	25.1%	27.56	—	—	—	—	—	—
2018	13	607,769	15.5%	28,114	23.5%	46.26	—	—	—	—	—	—
2019 and beyond	5	307,647	7.8%	14,182	12.0%	46.10	—	—	—	—	—	—

Total	78	3,911,386	100.0%	$119,606	100.0%	$30.58	20	324,037	100.0%	$5,499	100.0%	$16.97

(1)	The information presented reflects leasing activity through September 30, 2009. For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space as of September 30, 2009.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Third Quarter 2009 Supplemental Financial Report

Quarterly Lease Expirations for 2009 and 2010 (1)

($ in thousands)

	# of Expiring Leases	Total Square Feet	% of Total Leased Sq. Ft.	Annualized Base Rent (2)	% of Total Annualized Base Rent (2)	Annualized Rent per Sq. Ft. (2)
OFFICE:
Remainder of Q4 2009	12	87,784	1.3%	$2,188	1.1%	$24.92
Q1 2010	12	155,447	2.2%	$2,983	1.5%	$19.19
Q2 2010	19	107,265	1.5%	3,014	1.5%	28.10
Q3 2010	31	841,158	12.1%	21,272	10.6%	25.29
Q4 2010	18	121,460	1.8%	3,188	1.6%	26.25

Subtotal 2010	80	1,225,330	17.6%	$30,457	15.2%	$24.86

INDUSTRIAL:
Remainder of Q4 2009	2	40,266	1.3%	$295	1.2%	$7.33
Q1 2010	3	26,000	0.8%	$257	1.0%	$9.88
Q2 2010	3	122,315	4.0%	1,084	4.2%	8.86
Q3 2010	2	48,000	1.6%	318	1.2%	6.63
Q4 2010	5	170,797	5.5%	1,344	5.3%	7.87

Subtotal 2010	13	367,112	11.9%	$3,003	11.7%	$8.18

TOTAL PORTFOLIO:
Remainder of Q4 2009	14	128,050	1.3%	$2,483	1.1%	$19.39
Q1 2010	15	181,447	1.8%	$3,240	1.4%	$17.86
Q2 2010	22	229,580	2.3%	4,098	1.8%	17.85
Q3 2010	33	889,158	8.8%	21,590	9.6%	24.28
Q4 2010	23	292,257	2.9%	4,532	2.0%	15.51

Total 2010	93	1,592,442	15.8%	$33,460	14.8%	$21.01

(1)	The information presented reflects leasing activity through September 30, 2009. For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space as of September 30, 2009.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Third Quarter 2009 Supplemental Financial Report

Top Fifteen Tenants (1)

($ in thousands)

Tenant Name	Product Type	Annualized Base Rental Revenues (2)	Rentable Square Feet	Percentage of Total Annualized Base Rental Revenues (2)	Percentage of Total Rentable Square Feet
Intuit, Inc.	Office	$15,130	536,812	6.7%	4.4%
Bridgepoint Education, Inc. (3)	Office	13,825	292,229	6.1%	2.4%
Scripps Health	Office	12,562	262,868	5.6%	2.1%
CareFusion Corporation	Office	10,087	459,709	4.5%	3.7%
DIRECTV, Inc.	Office	8,540	314,207	3.8%	2.6%
AMN Healthcare, Inc.	Office	8,341	175,672	3.7%	1.4%
Fish & Richardson P.C.	Office	6,071	139,538	2.7%	1.1%
The Boeing Company	Office / Industrial	5,905	351,598	2.6%	2.9%
Epson America, Inc.	Office	5,538	162,852	2.5%	1.3%
Verenium Corporation	Office	5,158	136,908	2.3%	1.1%
Hewlett-Packard Company	Office	4,348	117,948	1.9%	1.0%
Fair, Isaac and Company, Incorporated	Office	4,006	129,752	1.8%	1.1%
Avnet, Inc.	Office	3,768	114,780	1.7%	0.9%
Scan Health Plan	Office	3,637	124,598	1.6%	1.0%
Northrup Grumman Corporation	Office	3,268	117,376	1.4%	1.0%

Total Top Fifteen Tenants		$110,184	3,436,847	48.9%	28.0%

(1)	The information presented is as of September 30, 2009.

(2)	Based upon annualized contractual base rental revenue, which is calculated on a straight-line basis in accordance with GAAP, for leases for which rental revenue is being recognized by the Company as of September 30, 2009.

(3)	Bridgepoint Education, Inc. is projected to increase its current occupancy of 292,229 rentable square feet to 315,592 rentable square feet in phases. This expansion will increase the Company’s annualized base rental revenue from Bridgepoint Education, Inc. to approximately $14.8 million.

Kilroy Realty Corporation

Third Quarter 2009 Supplemental Financial Report

2009 Dispositions

($ in millions)

Property	City / Region	Type	Month of Disposition	Rentable Square Feet	Sales Price
1st QUARTER:
NONE
2nd QUARTER:
12400 Industry Street	Garden Grove / Orange County	Industrial	June	64,200	$5.1
3rd QUARTER:
NONE

Kilroy Realty Corporation

Third Quarter 2009 Supplemental Financial Report

In-Process and Committed Development Projects

($ in millions)

DEVELOPMENT PROJECTS:	Location	Type	Estimated Construction Period		Est. Stabilization Date (1)	Rentable Square Feet	Total Estimated Investment	Total Costs as of 9/30/2009 (2)	% Leased
Project			Start Date	Compl. Date
PROJECT IN LEASE-UP:
Sorrento Gateway - Lot 1	Sorrento Mesa	Medical Office	4Q 2007	4Q 2008	4Q 2009	50,925	$22.6	$17.0	0%

(1)	Based on management’s estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.

(2)	Represents cash paid and costs incurred as of September 30, 2009.

Kilroy Realty Corporation

Third Quarter 2009 Supplemental Financial Report

Future Development Pipeline

($ in millions)

Project	Location	Type	Gross Site Acreage	Estimated Rentable Square Feet	Total Costs as of 9/30/2009 (1)
SAN DIEGO, CALIFORNIA
Carlsbad Oaks - Lots 4, 5, 7 & 8	Carlsbad	Office	32.0	288,000	$18.1
Pacific Corporate Center - Lot 8	Sorrento Mesa	Office	5.0	170,000	11.3
Rancho Bernardo Corporate Center	I-15 Corridor	Office	21.0	320,000 - 1,000,000	27.2
San Diego Corporate Center - Phase I and II	Del Mar	Office	23.0	500,000	100.5
Santa Fe Summit - Phase II and III	56 Corridor	Office	21.8	600,000	72.6
Sorrento Gateway - Lot 2	Sorrento Mesa	Office	6.3	80,000	11.1
Sorrento Gateway - Lot 7	Sorrento Mesa	Office	7.6	57,000	10.0

TOTAL FUTURE DEVELOPMENT PIPELINE			116.7	2,015,000 - 2,695,000	$250.8

(1)	Represents cash paid and costs incurred as of September 30, 2009.

Kilroy Realty Corporation

Third Quarter 2009 Supplemental Financial Report

Capital Structure

As of September 30, 2009

($ in thousands)

	Shares/Units As of September 30, 2009	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Secured Debt		$296,788	12.2%
Exchangeable Senior Notes (1)		420,000	17.3%
Unsecured Senior Notes		144,000	5.9%
Unsecured Line of Credit		126,000	5.2%

Total Debt		$986,788	40.6%

EQUITY AND NONCONTROLLING INTERESTS:
7.450% Series A Cumulative Redeemable Preferred Units (2)	1,500,000	$75,000	3.1%
7.800% Series E Cumulative Redeemable Preferred Stock (3)	1,610,000	40,250	1.7%
7.500% Series F Cumulative Redeemable Preferred Stock (3)	3,450,000	86,250	3.5%
Common Units Outstanding (4)	1,723,131	47,800	2.0%
Common Shares Outstanding (4)	43,148,762	1,196,947	49.1%

Total Equity and Noncontrolling Interests		$1,446,247	59.4%

TOTAL MARKET CAPITALIZATION		$2,433,035	100.0%

(1)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $21.7 million as of September 30, 2009. During the third quarter of 2009, the Company repurchased exchangeable senior notes with an aggregate gross stated principal amount of $40.0 million for approximately $35.3 million in cash.

(2)	Value based on $50.00 per share liquidation preference.

(3)	Value based on $25.00 per share liquidation preference.

(4)	Value based on closing share price of $27.74 on September 30, 2009.

Kilroy Realty Corporation

Third Quarter 2009 Supplemental Financial Report

Debt Analysis

As of September 30, 2009

($ in millions)

TOTAL DEBT COMPOSITION

	% of Total Debt	Weighted Average
		Interest Rate	Maturity
Secured vs. Unsecured Debt:
Secured Debt	30.1%	5.7%	2.4
Unsecured Debt	69.9%	3.5%	2.3
Floating- vs. Fixed-Rate Debt:
Fixed-Rate Debt	83.8%	4.7%	2.7
Floating-Rate Debt	16.2%	1.2%	0.6

Total Debt		4.2%	2.3	(2)

Total Debt Including Loan Fees (1)		4.6%

UNSECURED LINE OF CREDIT

Total Line	Outstanding Balance	Expiration Date
$550.0	$126.0	April 2010 (2)

Key Financial Covenants (as defined per Credit Agreement):	Covenant	Actual Performance as of September 30, 2009
Total debt to total asset value (3)	< 60%	35%
Fixed charge coverage ratio	> 1.5x	2.5x
Minimum consolidated tangible net worth	> $700 million + 75% of all Net Offering Proceeds (4)	$1.9 billion
Dividend coverage ratio	< 95% of FFO	62% of FFO
Unsecured debt ratio (3)(5)	> 1.67x	3.24x
Unencumbered asset pool debt service coverage (6)	≥ 2.0x	5.4x

CAPITALIZED INTEREST, LOAN FEES, AND DEBT DISCOUNT

Quarter-to-Date	Year-to-Date
$2.6	$7.0

(1)	Excludes the impact of the amortization of the noncash debt discount on the Company’s exchangeable senior notes.

(2)	The maturity does not reflect the Company’s option to extend the maturity of the unsecured line of credit by one year.

(3)	In the event of an acquisition of one or more properties for $150 million or more, the total debt to total asset value may exceed 60% for up to two consecutive quarters but in no event exceed 65%, and the unsecured debt ratio may be less than 1.67x for up to two consecutive quarters but in no event be less than 1.54x.

(4)	This covenant level was calculated at $974 million as of September 30, 2009.

(5)	The unsecured debt ratio is calculated by dividing the unsecured asset pool value by the amount of unsecured senior debt.

(6)	The unencumbered asset pool debt service coverage is calculated by dividing the unencumbered asset pool net operating cash flow by the unsecured debt service.

Kilroy Realty Corporation

Third Quarter 2009 Supplemental Financial Report

Debt Analysis

As of September 30, 2009

($ in thousands)

DEBT MATURITY SCHEDULE
Floating/ Fixed Rate	Effective Rate	Maturity Date		Remaining 2009	2010	2011	2012	2013	After 2013	Total
Unsecured Debt:
Floating	1.22%	4/26/2010	(1)		$126,000					$126,000
Fixed	3.25%	4/15/2012					420,000			420,000	(2)
Fixed	5.72%	8/4/2010			61,000					61,000
Fixed	6.45%	8/4/2014							83,000	83,000

					187,000		420,000		83,000	690,000

Secured Debt:
Floating	1.05%	4/26/2010			33,500					33,500
Fixed	7.20%	4/1/2010		618	63,170					63,788
Fixed	6.70%	12/27/2011		348	1,453	69,980				71,781
Fixed	5.57%	8/1/2012		349	1,449	1,532	71,517			74,847
Fixed	4.95%	8/1/2012		158	653	687	29,754			31,252
Fixed	8.13%	11/1/2014		287	517					804
Fixed	7.15%	5/1/2017		432	1,807	1,941	2,084	2,238	8,973	17,475
Fixed	Various (3)	Various	(3)	—	39	52	55	58	3,137	3,341

				2,192	102,588	74,192	103,410	2,296	12,110	296,788

Total	4.16%			$2,192	$289,588	$74,192	$523,410	$2,296	$95,110	$986,788

(1)	The maturity date does not reflect the Company’s option to extend the maturity by one year.

(2)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $21.7 million as of September 30, 2009.

(3)	Represents balance outstanding related to public facility bonds (the “Bonds”) issued in February 2008 by the City of Carlsbad. The Bonds have annual maturities beginning on September 1, 2009 through September 1, 2038, with interest rates ranging from 4.00% to 6.20%.

Kilroy Realty Corporation

Third Quarter 2009 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

Included in this section are management’s statements regarding certain non-GAAP financial measures provided in this supplemental financial report and, with respect to Funds From Operations (“FFO”), in the Company’s earnings release on October 26, 2009, and the reasons why management believes that these measures provide useful information to investors about the Company’s financial condition and results of operations.

Net Operating Income:

Management believes that Net Operating Income (“NOI”) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases). Other real estate investment trusts (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, other nonproperty income and losses, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. The Company uses NOI to evaluate its operating performance on a segment basis since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant base, which vary by segment type, have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Same Store Net Operating Income:

Management believes that Same Store NOI is a useful supplemental measure of the Company’s operating performance. Same Store NOI represents the NOI for the stabilized properties that were operational for two comparable reporting periods. Because Same Store NOI excludes the change in NOI from properties developed, redeveloped, acquired and disposed of, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties that were operational for two comparable periods. Other REITs may use different methodologies for calculating Same Store NOI, and accordingly, the Company’s Same Store NOI may not be comparable to other REITs.

However, Same Store NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect the operations of the Company’s entire portfolio, nor does it reflect the impact of general and administrative expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Kilroy Realty Corporation

Third Quarter 2009 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

EBITDA:

Management believes that earnings before interest expense, depreciation and amortization, gain on early extinguishment of debt, net gains and losses on disposition of discontinued operations, net income attributable to noncontrolling interests, preferred dividends and distributions, and impairment losses (“EBITDA”) is a useful supplemental measure of the Company’s operating performance. When considered with other GAAP measures and FFO, management believes EBITDA gives the investment community a more complete understanding of the Company’s operating results, including the impact of general and administrative expenses, before the impact of investing and financing transactions and facilitates comparisons with competitors. Management also believes it is appropriate to present EBITDA as it is used in several of the Company’s financial covenants for both its secured and unsecured debt. However, EBITDA should not be viewed as an alternative measure of the Company’s operating performance since it excludes financing costs as well as depreciation and amortization costs which are significant economic costs that could materially impact the Company’s results of operations and liquidity. Other REITs may use different methodologies for calculating EBITDA and, accordingly, the Company’s EBITDA may not be comparable to other REITs.

Funds From Operations:

The Company calculates FFO in accordance with the White Paper on FFO approved by the Board of Governors of NAREIT. The White Paper defines FFO as net income or loss calculated in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures.

Management believes that FFO is a useful supplemental measure of the Company’s operating performance. The exclusion from FFO of gains and losses from the sale of operating real estate assets allows investors and analysts to readily identify the operating results of the assets that form the core of the Company’s activity and assists in comparing those operating results between periods. Also, because FFO is generally recognized as the industry standard for reporting the operations of REITs, it facilitates comparisons of operating performance to other REITs. However, other REITs may use different methodologies to calculate FFO, and accordingly, the Company’s FFO may not be comparable to all other REITs.

Implicit in historical cost accounting for real estate assets in accordance with GAAP is the assumption that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies using historical cost accounting alone to be insufficient. Because FFO excludes depreciation and amortization of real estate assets, management believes that FFO along with the required GAAP presentations provides a more complete measurement of the Company’s performance relative to its competitors and a more appropriate basis on which to make decisions involving operating, financing and investing activities than the required GAAP presentations alone would provide.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs and could materially impact the Company’s results from operations.

Funds Available for Distribution:

Management believes that Funds Available for Distribution (“FAD”) is a useful supplemental measure of the Company’s liquidity. The Company computes FAD by adding to FFO the noncash amortization of deferred financing costs, debt discount and share-based compensation awards, additional cash gain on early extinguishment of debt and contractual cash rents received in advance of revenue recognition, then subtracting tenant improvements, leasing commissions and recurring capital expenditures, and eliminating the net effect of straight-line rents, amortization of deferred revenue related to tenant improvements and cash received prior to revenue recognition and amortization of above (below) market rents for acquisition properties. FAD provides an additional perspective on the Company’s ability to fund cash needs and make distributions to stockholders by adjusting FFO for the impact of certain cash and noncash items, as well as adjusting FFO for recurring capital expenditures and leasing costs. Management also believes that FAD provides useful information to the investment community about the Company’s financial position as compared to other REITs since FAD is a liquidity measure used by other REITs. However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company’s FAD may not be comparable to other REITs.

Kilroy Realty Corporation

Third Quarter 2009 Supplemental Financial Report

Reconciliation of Same Store Net Operating Income to Net Income Available to Common Stockholders

(unaudited, $ in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Same Store Cash Net Operating Income	$42,472	$53,985	$132,330	$151,045
Adjustments:
GAAP Operating Revenues Adjustments, net	2,405	2,055	9,588	8,671
GAAP Operating Expenses Adjustments, net	(242)	(8)	(395)	(3,668)

Same Store GAAP Net Operating Income	44,635	56,032	141,523	156,048
Non-Same Store GAAP Net Operating Income	4,531	1,836	13,039	3,834

Net Operating Income excluding discontinued operations	49,166	57,868	154,562	159,882
Adjustment:
Net Operating Income (Loss) from discontinued operations	—	141	(199)	620

Net Operating Income, as defined (1)	49,166	58,009	154,363	160,502
Adjustments:
General and administrative expenses	(7,662)	(9,627)	(22,023)	(28,050)
Interest expense	(10,926)	(10,941)	(35,041)	(32,422)
Depreciation and amortization (including discontinued operations)	(21,968)	(20,661)	(66,633)	(62,063)
Interest income and other net investment gains (losses)	501	(149)	1,074	192
Gain on early extinguishment of debt	3,119	—	3,119	—
Net gain on dispositions of discontinued operations	—	—	2,485	234

Net Income	12,230	16,631	37,344	38,393
Net income attributable to noncontrolling common units of the Operating Partnership	(320)	(795)	(1,144)	(1,688)
Preferred distributions and dividends	(3,799)	(3,799)	(11,397)	(11,397)

Net Income Available to Common Stockholders	$8,111	$12,037	$24,803	$25,308

Reconciliation of Same Store Analysis Excluding Lease Termination Fees to Same Store Net Operating Income

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Same Store Cash Net Operating Income excluding Lease Termination Fees	$42,366	$44,533	$128,914	$141,346
Lease Termination Fees	106	9,452	3,416	9,699

Same Store Cash Net Operating Income (2)	$42,472	$53,985	$132,330	$151,045

Same Store GAAP Net Operating Income excluding Lease Termination Fees	$44,541	$50,999	$139,834	$150,720
Lease Termination Fees	94	5,033	1,689	5,328

Same Store GAAP Net Operating Income (2)	$44,635	$56,032	$141,523	$156,048

(1)	Please refer to page 26 for Management Statements on Net Operating Income and Same Store Net Operating Income.

(2)	See box above for a reconciliation of Same Store Cash and GAAP Net Operating Income to Net Income Available to Common Stockholders.

Kilroy Realty Corporation

Third Quarter 2009 Supplemental Financial Report

Reconciliation of EBITDA to Net Income Available to Common Stockholders

(unaudited, $ in thousands)

	Three Months Ended September 30,
	2009	2008
Net Income Available to Common Stockholders	$8,111	$12,037
Interest expense	10,926	10,941
Depreciation and amortization	21,968	20,646
Gain on early extinguishment of debt	(3,119)	—
Net income attributable to noncontrolling common units of the Operating Partnership	320	795
Preferred distributions and dividends	3,799	3,799
Adjustments for Discontinued Operations:
Depreciation and amortization	—	15
Net gain on disposition of discontinued operations	—	—

EBITDA (1)	$42,005	$48,233

(1)	Please refer to page 27 for a Management Statement on EBITDA.

Kilroy Realty Corporation

Third Quarter 2009 Supplemental Financial Report

Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities

(unaudited, $ in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Funds Available for Distribution (1)	$23,920	$28,527	$72,965	$79,180
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	9,017	7,745	18,697	19,392
Gain on early extinguishment of debt	(3,119)	—	(3,119)	—
Additional cash gain on early extinguishment of debt	(1,549)	—	(1,549)	—
Depreciation for furniture, fixtures and equipment	209	197	615	589
Preferred distributions and dividends	3,799	3,799	11,397	11,397
Provision for uncollectible tenant receivables	243	9	401	291
Changes in assets and liabilities and other adjustments, net (2)	4,578	11,045	(1,407)	4,593

GAAP Net Cash Provided by Operating Activities	$37,098	$51,322	$98,000	$115,442

(1)	Please refer to page 27 for a Management Statement on Funds Available for Distribution.

(2)	Primarily includes changes in the following assets and liabilities: marketable securities; current receivables; deferred leasing costs; prepaid expenses and other assets; accounts payable, accrued expenses and other liabilities; and rents received in advance and tenant security deposits.